UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number 811-08007

                               LEVCO SERIES TRUST
               (Exact name of registrant as specified in charter)

              One Rockefeller Plaza, 25th Floor, New York, NY 10020
               (Address of principal executive offices) (Zip code)

                               LEVCO Series Trust
              ONE ROCKEFELLER PLAZA, 25TH FLOOR, NEW YORK, NY 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 332-8400

Date of fiscal year end:            DECEMBER 31

Date of reporting period:           DECEMBER 31, 2003

Item 1. REPORT TO SHAREHOLDERS




[GRAPHIC OMITTED]



                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2003


                                                         LEVCO EQUITY VALUE FUND
                                                (A SERIES OF LEVCO SERIES TRUST)
                                               ONE ROCKEFELLER PLAZA, 19TH FLOOR
                                                        NEW YORK, NEW YORK 10020

The information in the shareholder letter represents the personal opinions of the individual portfolio manager(s) and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the portfolio manager(s) are as of December 31, 2003, and are subject to change.

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder:+

We are pleased to report to you that the Levco Equity Value Fund gained 28.57% in 2003. This performance corresponds well with the advance of the broader stock market, as measured by the Standard & Poor's (S&P) 500 Index* which rose 28.67%. While your Fund is not managed to track the returns of the Russell 1000 Value Index**, we use it as a benchmark that is reflective of our value investment style. For the year, the Russell 1000 Value Index was up 30.03%.

While investor sentiment was somewhat negative at the outset of 2003, the mood changed dramatically over the course of the year. By year end, a significant recovery in a broad range of equities had unfolded. Notably, however, the year's top performers were small-cap, higher valuation, and more speculative stocks, while a number of large, higher quality equities lagged. Another feature of last year's market was its significantly reduced volatility. In this environment, your Fund achieved creditable results while maintaining a focus on quality, valuation and risk control. We hope the following will shed light on the Fund's recent performance, and give you insight into our management strategy.

MARKET & ECONOMIC REVIEW

A cautious mood prevailed as 2003 began. Optimism was tempered by several challenging experiences: the extended bear market of the prior three years, concerns about an elusive and uneven economic recovery, and anxiety over myriad geopolitical uncertainties, including the war in Iraq. As the year progressed, however, each new announcement of another positive economic indicator helped investors to gradually gain conviction that the economy was indeed advancing. Historically low interest rates, tax cuts and the economic stimulus provided by a weakening dollar, all helped fuel the positive momentum. As investor sentiment improved, expectations were heightened and became the driving force behind the stock market's advance, which began in earnest in the second quarter. A modest advance in the third quarter was followed by another period of strong returns across all industry sectors in the fourth quarter. This capped a year of significant recovery in the equity markets that surpassed the expectations of investors, many of whom had initially predicted modest single digit returns for the year.

Recovery in the equity markets occurred against a backdrop of political dominance by the Republican Party, which controls the executive and legislative branches of government. The Bush administration took an increasingly assertive role in the world, reflecting its fundamental view of the U.S. as the dominant world power. The government took unilateral actions to influence world events, manifested most clearly by the invasion of Iraq, and the subsequent assumption of responsibility for bearing much of the expense of rebuilding that country. Together with domestic spending programs, the cost of this initiative is likely to result in important budget deficits in the near term.

Given the many economic and political crosscurrents, it would have been reasonable to assume that market participants would have emphasized quality over speculation during the past year, especially given the experience of the three prior years. However, for most of the year, investor preference was the reverse of what one might have expected. Many investors tended to gravitate towards speculation and momentum, with relative indifference to high valuation.

FUND REVIEW

Throughout 2003, we focused on quality, valuation and risk control in managing the Fund. We continued to seek capital appreciation in high-quality equities that we believed offered significant potential relative to risk--particularly in situations that we understood well, where we had a view that differs from consensus, and where we saw catalysts. Last year, we were able to take advantage of a value compression that reduced much of the risk premium between high- and lower-quality securities. We

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

invested in many large-cap market leaders and reduced the Fund's overall risk profile, focusing on specific situations where we identified attractive opportunities relative to risk. We were particularly alert to opportunities in names that lagged the market advance, in accordance with our contra-price discipline.

When we last reported to you in July, your Fund had gained 11.41% for the six months ended June 30, 2003. The second half proved even better and your Fund rose another 15.40%, to post a total return of 28.57% for the year. In both the third and fourth quarters, performance was well balanced across portfolio holdings.

Notable third-quarter contributors to performance included Alcan, which benefited from strong second quarter earnings and the announcement of its strategic acquisition of Pechiney, a French aluminum manufacturer. Accenture and Microsoft benefited from positive momentum in the technology sector. Citigroup and John Hancock rose along with other financial services stocks. Hancock was further buoyed by the takeover offer from Manulife Financial. During the quarter, some of the Fund's high-quality, large-cap names lagged, including Pfizer (the Fund's top holding at year end). Although its showing improved in the fourth quarter, Pfizer lagged in the third quarter along with most healthcare stocks. This was in response to the FDA approval of Crestor, AstraZeneca's new drug that will compete with Pfizer's Lipitor. Competitive pressures from the cable industry hurt the performance of Verizon, BellSouth and SBC Communications during the period, and AON declined on news of a potential sale of its claims servicing business, which had problems that were not well known. [THE FOLLOWING REPRESENTS THE PERCENTAGE OF THE FUND'S TOTAL NET ASSETS ALLOCATED TO THE ABOVE MENTIONED HOLDINGS AS OF DECEMBER 31, 2003: ALCAN, 1.3%; ACCENTURE, 2.2%; MICROSOFT; 2.1%; CITIGROUP, 2.8%; JOHN HANCOCK, 1.1%; PFIZER, 3.4%, VERIZON, 2.2%, BELLSOUTH (SOLD) 0%; SBC COMMUNICATIONS, 2.2%; AND AON, 0.9%.]

In the fourth quarter, major contributions came from the Fund's investments in multi-industry companies. The Fund's investments in Textron, Tyco and Honeywell all benefited from the cyclical upturn in the economy. The Fund's financial services stocks also provided positive relative performance due to our holdings in FleetBoston Financial (which is being acquired) and U.S. Bancorp (a takeover candidate). We added value in the utilities sector through SBC Communications, which received approval to sell long distance services in four new states. [THE FOLLOWING REPRESENTS THE PERCENTAGE OF THE FUND'S TOTAL NET ASSETS ALLOCATED TO THE ABOVE MENTIONED HOLDINGS AS OF DECEMBER 31, 2003: TEXTRON, 1.5%; TYCO, 2.1%; HONEYWELL, 0.9%; FLEETBOSTON FINANCIAL, 1.4%; U.S. BANCORP, 2.0%; AND SBC COMMUNICATIONS, 2.2%.]

Several of the Fund's positions in the producer durables sector underperformed in the fourth quarter, specifically defense names Lockheed Martin, Northrop Grumman and Raytheon, the latter of which was sold from the portfolio. These companies continue to be affected by concerns over underfunded pension liabilities. In addition, Microsoft was a significant detractor, as smaller-cap, lower-quality companies led the technology sector. [THE FOLLOWING REPRESENTS THE PERCENTAGE OF THE FUND'S TOTAL NET ASSETS ALLOCATED TO THE ABOVE MENTIONED HOLDINGS AS OF DECEMBER 31, 2003: LOCKHEED MARTIN, 2.4%; NORTHROP GRUMMAN, 2.0%; RAYTHEON (SOLD), 0%; AND MICROSOFT, 2.1%.]

While we have no specific reasons to doubt that the economic recovery will continue, it is always challenging for investors to determine how much of that recovery has already been factored into present valuations, especially given that equities have advanced significantly since March 2003 without an important correction. Thus, we are following a disciplined approach, continuing to search for high-quality, lower valuation investment opportunities that we believe are best positioned to realize value in the period ahead and to weather the impact of any economic disappointments.

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------


We thank you for your investment in the Levco Equity Value Fund, and we look forward to continuing to work with you in the future.

/s/ John A. Levin                       /s/ Philip W. Friedman

JOHN A LEVIN                            PHILIP W. FRIEDMAN
CHAIRMAN AND                            SENIOR PORTFOLIO MANAGER
CHIEF EXECUTIVE OFFICER                 JOHN A. LEVIN & CO., INC.
JOHN A. LEVIN & CO., INC.



/s/ John (Jack) W. Murphy

JOHN (JACK) W. MURPHY
SENIOR PORTFOLIO MANAGER
JOHN A. LEVIN & CO., INC.

January 22, 2004

+This letter is unaudited.


All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value weighted index (stock price times shares outstanding) with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

**The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forcasted growth values.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. THESE RETURNS DO NOT TAKE VARIABLE ANNUITY/LIFE FEES AND EXPENSES INTO ACCOUNT.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------


                               SECTOR WEIGHTINGS*+
                       AS OF DECEMBER 31, 2003 (UNAUDITED)

      [DATA BELOW IS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                              [PIE CHART OMITTED]


                       Producer Durables             7.0%
                       Financial Services           24.2%
                       Utilities                     8.1%
                       Consumer Staples              6.3%
                       Technology                   10.0%
                       Short-Term Investments        1.8%
                       Integrated Oils               6.8%
                       Other                         7.1%
                       Other Energy                  0.7%
                       Healthcare                    8.0%
                       Consumer Discretionary       14.5%
                       Auto & Transportation         2.4%
                       Materials & Processing        3.2%


----------------------
*  Percentage of net assets.
+ Sector weightings add up to more than 100% due to a negative "Other assets less liabilities" position (see page 8) that is not shown on this pie chart.

                             LEVCO EQUITY VALUE FUND
                    TOP TEN HOLDINGS* AS OF DECEMBER 31, 2003
--------------------------------------------------------------------------------

PFIZER, INC.
(3.4%)
Pfizer is a research-based, global pharmaceutical company that discovers, develops, manufactures and markets medicines for humans and animals. The company's products include prescription pharmaceuticals, non-prescription self-medications, and animal health products such as anti-infective medicines and vaccines.

BANK OF NEW YORK COMPANY, INC.
(3.0%)
The Bank of New York, through its subsidiaries, provides a complete range of financial and securities services to financial institutions, corporations and individuals worldwide. The Bank's services include securities servicing, global payment services, corporate banking, private and retail banking, asset management and financial market services.

CITIGROUP, INC.
(2.8%)
Citigroup is a diversified financial services holding company that provides a broad range of financial services to consumer and corporate customers around the world. The company's services include investment banking, retail brokerage, corporate banking, and cash management products and services.

BANK OF AMERICA CORP.
(2.7%)
Bank of America is a bank holding company and a financial holding company. The Bank provides a diversified range of banking and non-banking financial services and products both domestically and internationally. The company provides consumer and commercial banking, asset management, global corporate and investment banking, and equity investments.

GENERAL ELECTRIC CO.
(2.6%)
General Electric develops, manufactures and markets products for the generation, distribution, and utilization of electricity. Through General Electric Capital Services, Inc., the company offers a variety of financial services including mutual fund management, financing, asset management and insurance; it also owns the National Broadcasting Company (NBC).

LOCKHEED MARTIN CORP.
(2.4%)
Lockheed Martin engages in the research, design, manufacture, and integration of advanced technology products and services, ranging from aircraft, spacecraft, and launch vehicles to missiles, electronics, information systems and energy management.

EXXON MOBIL CORP.
(2.3%)
Exxon Mobil operates petroleum and petrochemicals businesses on a worldwide basis. The company's operations include exploration and production of oil and gas, electric power generation, and coal and minerals operations. Exxon Mobil also manufactures and markets fuels, lubricants, and chemicals.

NEWS CORPORATION, LTD.
(2.3%)
News Corporation is a diversified international media and entertainment company with operations in a range of industry segments, including filmed entertainment, television, cable network programming, direct broadcast satellite television, magazines and inserts, newspapers and book publishing. The activities of News Corporation are conducted principally in the United States, Continental Europe, the United Kingdom, Australia, Asia and the Pacific Basin.

VERIZON COMMUNICATIONS, INC.
(2.2%)
Verizon Communications is a worldwide provider of communications services, primarily wireline and wireless communications in the Americas, Europe, Asia and the Pacific. The company is also the largest directory publisher in the world.

SBC COMMUNICATIONS, INC.
(2.2%)
SBC Communications is a holding company whose subsidiaries provide data, voice and Internet services, including wireline and wireless telecommunications services and equipment, directory advertising, electronic security services, and cable television services.

--------------------------
*Percentage of net assets.

                             LEVCO EQUITY VALUE FUND
                       PERFORMANCE COMPARISON (UNAUDITED)
--------------------------------------------------------------------------------
This graph compares a hypothetical $10,000 investment in the Levco Equity Value Fund made at its inception with a similar investment in the Russell 1000 Value Index and the Standard & Poor's 500 Index.

                             LEVCO EQUITY VALUE FUND
          vs. Russell 1000 Value Index and Standard & Poor's 500 Index

    [THE DATA BELOW IS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                              [LINE GRAPH OMITTED]

                  Levco Equity            Russell 1000              S&P 500
                   Value Fund             Value Index                Index
                  ------------            ------------              -------
04-Aug-97            10000                   10000                   10000
                     9950                    9644                    9440
                     10095                   10227                   9957
                     9784                    9941                    9625
                     9884                    10380                   10070
Dec-97               10080                   10683                   10243
                     10271                   10532                   10356
                     10855                   11241                   11102
                     11223                   11929                   11671
                     11314                   12008                   11788
May-98               11112                   11831                   11586
                     11024                   11982                   12056
                     10720                   11771                   11928
                     9405                    10019                   10205
                     9886                    10594                   10859
Oct-98               10778                   11415                   11741
                     11244                   11946                   12453
                     11691                   12353                   13170
                     11764                   12452                   13720
                     11555                   12276                   13294
Mar-99               12126                   12530                   13826
                     13058                   13700                   14361
                     12901                   13550                   14023
                     13436                   13943                   14800
                     13058                   13535                   14338
Aug-99               13048                   13033                   14268
                     12618                   12577                   13877
                     13038                   13301                   14755
                     13175                   13197                   15055
                     13529                   13261                   15941
Jan-00               13216                   12828                   15140
                     13146                   11875                   14854
                     14541                   13324                   16306
                     14494                   13169                   15815
                     14948                   13308                   15491
Jun-00               14808                   12700                   15873
                     14587                   12858                   15625
                     15519                   13574                   16595
                     15523                   13698                   15719
                     15955                   14035                   15652
Nov-00               14974                   13514                   14419
                     15692                   14191                   14490
                     16077                   14245                   15003
                     15448                   13849                   13636
                     14503                   13360                   12773
Apr-01               15365                   14015                   13765
                     15635                   14330                   13857
                     14891                   14012                   13520
                     14788                   13982                   13387
                     14311                   13422                   12550
Sep-01               13094                   12478                   11536
                     13378                   12370                   11756
                     14438                   13089                   12658
                     14861                   13398                   12769
                     14241                   13294                   12583
Feb-02               14268                   13316                   12340
                     15010                   13946                   12804
                     14228                   13467                   12028
                     13810                   13535                   11940
                     12367                   12758                   11090
Jul-02               11059                   11572                   10225
                     11234                   11659                   10292
                     9751                    10363                   9175
                     10465                   11131                   9982
                     11207                   11832                   10569
                     10668                   11318                   9948
                     10573                   11044                   9688
                     10150                   10749                   9542
                     10027                   10767                   9635
                     11065                   11715                   10428
May-03               11734                   12471                   10977
                     11885                   12627                   11117
                     12035                   12815                   11313
                     12199                   13015                   11533
                     12008                   12888                   11411
Oct-03               12677                   13677                   12056
                     12882                   13862                   12162
Dec-03               13715                   14717                   12799


Average Annual Total Return  12/31/03      1 Year      5 Year   Since Inception*
--------------------------------------------------------------------------------
Levco Equity Value Fund                     28.57%       3.25%      5.05%
Russell 1000 Value Index                    30.03%       3.56%      6.20%
Standard & Poor's 500 Index                 28.67%      (0.57)%     3.92%


*INCEPTION DATE FOR THE LEVCO EQUITY VALUE FUND WAS 8/4/97. Index returns are calculated as of the nearest month end (7/31/97).

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Russell 1000 Value Index and the Standard & Poor's 500 Index (S&P 500) are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; current performance may be lower or higher than the performance data quoted. Performance information reflects waivers of expenses and/or fees. Investment return and value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund's performance since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                             LEVCO EQUITY VALUE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2003
--------------------------------------------------------------------------------

                                                                      VALUE
NO. OF SHARES                     SECURITIES (a)                     (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS: 96.0%

AUTO & TRANSPORTATION: 2.4%
                 13,750   CSX Corp.                                $   494,175
                 24,900   Delphi Corp.                                 254,229
                                                                   -----------
                                                                       748,404
                                                                   -----------
CONSUMER DISCRETIONARY: 12.2%
                 10,000   Eastman Kodak Co.                            256,700
                 16,450   Home Depot, Inc.                             583,811
                 14,735   Hughes Electronics Corp.+                    243,874
                 25,900   Liberty Media Corp. (Class A)+               307,951
                 22,000   Limited Brands                               396,660
                  6,400   Mattel, Inc.                                 123,328
                 12,000   McDonalds Corp.                              297,960
                  9,300   Newell Rubbermaid, Inc.                      211,761
                  6,400   Target Corp.                                 245,760
                 25,700   Time Warner, Inc.+                           462,343
                 11,800   Tribune Co.                                  608,880
                                                                   -----------
                                                                     3,739,028
                                                                   -----------
CONSUMER STAPLES: 6.3%
                  2,700   Anheuser-Busch Co.                           142,236
                  4,700   Diageo plc (ADR)                             248,442
                  8,500   PepsiCo, Inc.                                396,270
                  5,700   Procter & Gamble Co.                         569,316
                 27,200   Sara Lee Corp.                               590,512
                                                                   -----------
                                                                     1,946,776
                                                                   -----------
FINANCIAL SERVICES: 24.2%
                  9,300   American International
                             Group, Inc.                               616,404
                 11,600   AON Corp.                                    277,704
                  7,450   Automatic Data Processing, Inc.              295,095
                 10,250   Bank of America Corp.                        824,408
                 28,100   Bank of New York Co., Inc., The              930,672
                  3,550   CIGNA Corp.                                  204,125
                 17,950   Citigroup, Inc.                              871,293
                  3,900   First Data Corp.                             160,251
                 10,000   FleetBoston Financial Corp.                  436,500
                  3,200   Freddie Mac                                  186,624
                  8,650   John Hancock Financial
                             Services, Inc.                            324,375
                  5,700   Morgan Stanley                               329,859
                  7,850   PNC Financial Corp.                          429,631
                 21,037   U.S. Bancorp                                 626,476
                  7,000   Wells Fargo & Co.                            412,230
                  6,600   XL Capital Ltd. (Class A)                    511,830
                                                                   -----------
                                                                     7,437,477
                                                                   -----------

                                                                      VALUE
NO. OF SHARES                     SECURITIES (a)                     (NOTE 1)
--------------------------------------------------------------------------------
HEALTHCARE: 8.0%
                  7,750   Cardinal Health, Inc.                    $   473,990
                  9,300   HCA, Inc.                                    399,528
                 10,800   Johnson & Johnson                            557,928
                 29,300   Pfizer, Inc.                               1,035,169
                                                                   -----------
                                                                     2,466,615
                                                                   -----------
INTEGRATED OILS: 6.8%
                 12,600   BP plc (ADR)                                 621,810
                  3,200   ChevronTexaco Corp.                          276,448
                 17,250   Exxon Mobil Corp.                            707,250
                 12,950   Unocal Corp.                                 476,949
                                                                  -----------
                                                                     2,082,457
                                                                   -----------
MATERIALS & PROCESSING: 3.2%
                  8,450   Alcan, Inc.                                  396,728
                  6,650   Dow Chemical Co.                             276,441
                  6,850   E.I. du Pont de Nemours
                             and Co.                                   314,347
                                                                   -----------
                                                                       987,516
                                                                   -----------
OTHER: 7.1%
                 25,450   General Electric Co.                         788,441
                  8,600   Honeywell International, Inc.                287,498
                  8,350   Textron, Inc.                                476,451
                 24,400   Tyco International Ltd.                      646,600
                                                                   -----------
                                                                     2,198,990
                                                                   -----------
OTHER ENERGY: 0.7%
                 20,850   Williams Companies, Inc.                     204,747
                                                                   -----------
PRODUCER DURABLES: 7.0%
                  5,550   Cooper Industries Ltd. (Class A)             321,512
                  2,600   Ingersoll-Rand Co. (Class A)                 176,488
                 14,150   Lockheed Martin Corp.                        727,310
                  6,450   Northrop Grumman Corp.                       616,620
                 11,900   Thermo Electron Corp.+                       299,880
                                                                   -----------
                                                                     2,141,810
                                                                   -----------
TECHNOLOGY: 10.0%
                 25,300   Accenture Ltd. (Class A)+                    665,896
                  9,650   Hewlett-Packard Co.                          221,661
                  5,500   International Business
                             Machines Corp.                            509,740
                 20,532   Koninklijke Philips
                             Electronics N.V. (ADR)                    597,276
                 23,500   Microsoft Corp.                              647,190
                 32,900   Oracle Corp.+                                434,280
                                                                   -----------
                                                                     3,076,043
                                                                   -----------


                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                          DECEMBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------
                                                                      VALUE
NO. OF SHARES                     SECURITIES (a)                     (NOTE 1)
--------------------------------------------------------------------------------
UTILITIES: 8.1%
                  3,500   DTE Energy Co.                           $   137,900
                  7,300   Entergy Corp.                                417,049
                  6,800   FirstEnergy Corp.                            239,360
                  5,350   FPL Group, Inc.                              349,997
                 25,550   SBC Communications, Inc.                     666,089
                 19,250   Verizon Communications, Inc.                 675,290
                                                                   -----------
                                                                     2,485,685
                                                                   -----------
TOTAL COMMON STOCKS: 96.0%
(Cost: $25,896,455)                                                 29,515,548
                                                                   -----------
PREFERRED STOCKS: 2.3%

CONSUMER DISCRETIONARY: 2.3%
                 23,348   News Corp. Ltd. (ADR)                        706,281
                                                                   -----------
TOTAL PREFERRED STOCKS: 2.3%
(Cost: $614,625)                                                       706,281
                                                                   -----------
SHORT-TERM INVESTMENTS: 1.8%
                560,884   SSGA Money Market Fund
(Cost: $560,884)                                                       560,884
                                                                   -----------
TOTAL INVESTMENTS: 100.1%
(Cost: $27,071,964)                                                 30,782,713
                                                                   -----------
OTHER ASSETS LESS LIABILITIES: (0.1)%                                  (19,756)
                                                                   -----------
TOTAL NET ASSETS: 100%                                             $30,762,957
                                                                   ===========

---------------
(a)  Unless otherwise indicated, securities owned are shares of common stock.

Glossary:
ADR -- American Depositary Receipt
+ Non-income producing

--------------------------------------------------------------------------------
                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS:
Investments, at value (cost $27,071,964) (Note 1) ............     $ 30,782,713
Cash .........................................................              419
Receivables:
   Securities sold ...........................................          339,075
   Dividends and interest ....................................           31,553
   Due from adviser ..........................................           21,195
Deferred Charges .............................................            4,737
                                                                   ------------
   Total assets ..............................................       31,179,692
                                                                   ------------
LIABILITIES:

Payables:
   Securities purchased ......................................          383,287
   Capital shares redeemed ...................................               54
   Accounts payable ..........................................           33,394
                                                                   ------------
   Total liabilities .........................................          416,735
                                                                   ------------
Net assets ...................................................     $ 30,762,957
                                                                   ============
Shares outstanding ...........................................        3,064,227
                                                                   ============
Net asset value, redemption and offering price per share .....           $10.04
                                                                   ============
Net assets consist of:
   Aggregate paid in capital .................................     $ 31,363,007
   Unrealized appreciation of investments ....................        3,710,749
   Undistributed net investment income .......................          120,840
   Accumulated realized loss .................................       (4,431,639)
                                                                   ------------
                                                                   $ 30,762,957
                                                                   ============


                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $2,298) ......................................                              $   401,824
Interest .................................................................................                                   10,089
                                                                                                                        -----------
Total income .............................................................................                                  411,913
EXPENSES:
Advisory fee (Note 2) ....................................................................               $ 170,307               --
Administration (Note 2) ..................................................................                  55,220               --
Professional .............................................................................                  78,276               --
Trustees' fees and expenses ..............................................................                  43,187               --
Shareholder reports ......................................................................                  31,103               --
Insurance ................................................................................                  29,625               --
Transfer agency ..........................................................................                  18,863               --
Custodian ................................................................................                  17,342               --
Other ....................................................................................                     566               --
                                                                                                         ---------
Total expenses ...........................................................................                 444,489               --
Expenses assumed by the adviser (Note 2) .................................................                (224,133)              --
                                                                                                         ---------
Net expenses .............................................................................                                  220,356
                                                                                                                        -----------
   Net investment income .................................................................                                  191,557
                                                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Change in unrealized depreciation of investments .........................................                                8,293,476
Realized loss from security transactions .................................................                               (3,046,943)
                                                                                                                        -----------
Net gain on investments ..................................................................                                5,246,533
                                                                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................                              $ 5,438,090
                                                                                                                        ===========

                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                               FOR THE YEARS
                                                                                                             ENDED DECEMBER 31,
                                                                                                       ----------------------------
                                                                                                           2003             2002
                                                                                                       ------------     ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ..............................................................................   $    191,557    $    148,945
Change in unrealized appreciation, depreciation of investments .....................................      8,293,476      (5,626,934)
Realized loss from security transactions ...........................................................     (3,046,943)     (1,344,552)
                                                                                                       ------------    ------------
Net increase (decrease) in net assets resulting from operations ....................................      5,438,090      (6,822,541)
                                                                                                       ------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................................................................       (161,642)        (23,391)
Net realized gains .................................................................................        (69,275)             --
                                                                                                       ------------    ------------
      Total dividends and distributions ............................................................       (230,917)        (23,391)
                                                                                                       ------------    ------------
CAPITAL SHARE TRANSACTIONS*:
Proceeds from sales of shares ......................................................................      8,679,318       1,178,308
Reinvestment of dividends and distributions ........................................................        230,917          23,391
Cost of shares reacquired ..........................................................................     (1,632,359)       (339,558)
                                                                                                       ------------    ------------
Net increase in net assets from capital share transactions .........................................      7,277,876         862,141
CAPITAL CONTRIBUTIONS FROM ADVISER (NOTE 1) ........................................................             --          35,000
                                                                                                       ------------    ------------
Total increase (decrease) in net assets ............................................................     12,485,049      (5,948,791)

NET ASSETS:
Beginning of year ..................................................................................     18,277,908      24,226,699
                                                                                                       ------------    ------------
End of year (including undistributed net investment income of $120,840 and $150,554, respectively) .   $ 30,762,957    $ 18,277,908
                                                                                                       ============    ============

*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $0.001
   PAR VALUE SHARES AUTHORIZED)
Shares sold ........................................................................................        911,181         149,122
Reinvestment of dividends and distributions ........................................................         29,834           2,102
Shares reacquired ..................................................................................       (186,638)        (38,649)
                                                                                                       ------------    ------------
Net increase .......................................................................................        754,377         112,575
                                                                                                       ============    ============



                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR:

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                     2003               2002              2001              2000              1999
                                                    ------             ------            ------            ------            ------
Net Asset Value, Beginning of Year ......           $ 7.91             $11.03            $12.22            $11.65            $11.18
                                                    ------             ------            ------            ------            ------
Income From Investment Operations:
Net Investment Income ...................             0.06              0.07               0.09              0.10              0.08
Net Realized and Unrealized Gain
   (Loss) on Investment                               2.17             (3.19)            (0.74)              1.76              1.67
                                                    ------             ------            ------            ------            ------
Total from Investment Operations ........             2.23             (3.12)             (0.65)             1.86              1.75
                                                    ------             ------            ------            ------            ------
Less Dividends and Distributions:
Dividends from Net Investment Income ....            (0.07)            (0.01)             (0.09)            (0.10)            (0.08)
Distributions from Realized Capital Gains            (0.03)               --              (0.45)            (1.18)            (1.20)
In excess of Net Realized Gains .........               --                --                 --             (0.01)               --
                                                    ------             ------            ------            ------            ------
Total Dividends and Distributions .......            (0.10)            (0.01)             (0.54)            (1.29)            (1.28)
                                                    ------             ------            ------            ------            ------
Capital Contribution ....................               --              0.01(c)              --                --                --
                                                    ------             -----              -----             -----             -----
Net Asset Value, End of Year ............           $10.04             $7.91             $11.03            $12.22            $11.65
                                                    ======             =====             ======            ======            ======
Total Return (a) ........................            28.57%            (28.22)%           (5.30)%           15.99%            15.73%

===================================================================================================================================

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000's) .........          $30,763           $18,278            $24,227           $33,380           $24,088
Ratio of Gross Expenses to Average Net Assets         2.22%             1.83%(c)           1.53%             1.37%             1.71%
Ratio of Net Expenses to Average Net Assets           1.10%             1.27%(c)           1.10%             1.10%             1.10%
Ratio of Net Investment Income to Average Net
   Assets ...............................             0.96%             0.73%(b)(c)        0.73%             0.78%             0.70%
Portfolio Turnover Rate .................               95%               50%                44%               64%               62%

------------------------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value during the year and a redemption on the last day of the year.
(b)  Ratio would have been 0.17% had the Adviser not waived expenses.
(c) As explained in Note 1 to the financial statements, the Adviser contributed capital to the Fund for estimated income tax expenses incurred by the Fund. The expense ratios and net investment income ratio were increased by 0.17% and decreased by 0.17%, respectively. As a result of the Adviser's capital contribution, there was no impact to the Fund's net assets or total return for 2002. The amount by which the net expense ratio of 1.27% exceeds the expense limitation of 1.10% relates to the estimated income tax expense which has been absorbed by the Adviser through a capital contribution.

                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--The Levco Equity Value Fund (the "Fund"), is a no-load series of the LEVCO Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. The Fund commenced operations on August 4, 1997. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices or the official closing price which may not necessarily represent the last sales price reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund did not distribute 100% of its long-term capital gains for the year ended December 31, 2001 and recorded an income tax provision of $35,000 for 2002. The Adviser reimbursed the Fund for this amount, which is shown as a capital contribution in the Statement of Changes in Net Assets.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, reclassifications are made to the appropriate equity account in the period the difference arises.

The following reclassifications were made on the Statement of Assets and Liabilities for permanent tax differences:

Aggregate paid in capital                                       $  9,646
Accumulated realized loss                                         69,275
Accumulated net investment income                                (59,629)

The tax character of distributions paid during 2003 and 2002 was as follows:

                                              2003           2002
                                           ---------      ---------
From ordinary income                       $ 230,917      $  23,391

Differences between book and tax basis distributions are due to reclassifying capital gain distributions to ordinary income distributions for tax purposes.

The portion of ordinary income dividends (including net short-term capital gain dividends) attributed to the year ended December 31, 2003 that qualifies for the dividends received deduction for corporate shareholders in accordance with the Internal Revenue Code is 100%.

As of December 31, 2003, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income                                $   120,840
Accumulated realized capital loss                             (4,084,967)
Unrealized appreciation                                        3,364,077
                                                             -----------
     Total accumulated loss                                  $  (600,050)
                                                             ===========

Differences between book and tax basis components of accumulated deficit are primarily due to the deferral of losses on wash sales.

As of December 31, 2003, the Fund had capital loss carryovers of $4,084,967 expiring in 2010 through 2011.

D. USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold (trade date). Interest income is accrued as earned.

NOTE 2--AGREEMENTS AND AFFILIATES--John A. Levin & Co., (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 0.85% of the Fund's average daily net assets. The Adviser has agreed to voluntarily limit expenses of the Fund to 1.10% of average daily net assets, except interest, taxes, brokerage commissions and extraordinary expenses for the year ended December 31, 2003. For the year ended December 31, 2003, the Adviser assumed expenses in the amount of $224,133. The Advisor reserves the right to discontinue the voluntary reimbursement at any time. Certain officers and trustees of the Trust are officers of the Adviser.

Van Eck Associates Corp. (the "Administrator") performs certain accounting and administrative services for the Trust. In accordance with an accounting and administration agreement, the Administrator earns a fee of $12,500 per year. The Fund also reimburses the Administrator for all fund accounting charges.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than U.S. Government securities and short-term obligations aggregated $26,687,525 and $17,972,363, respectively, for the year ended December 31, 2003. For federal income tax purposes, the identified cost of investments owned at December 31, 2003 was $27,418,636. As of December 31, 2003, net unrealized appreciation for federal income tax purposes aggregated $3,364,077 of which $3,432,199 related to appreciated securities and $68,122 related to depreciated securities.

NOTE 4--SUBSEQUENT EVENT--An income dividend of $0.04 per share was paid on January 30, 2004, to shareholders of record as of January 29, 2004, with a reinvestment date of January 30, 2004.

Report of Independent Auditors

To the Board of Trustees and Shareholders
Levco Equity Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Levco Equity Value Fund (a series of the LEVCO Series Trust) (the Fund) as of December 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Levco Equity Value Fund of the LEVCO Series Trust as of December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period, in conformity with accounting principles generally accepted in the United States.


                                                   /s/ ERNST & YOUNG LLP

Kansas City, Missouri

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS (UNAUDITED)

NON-INTERESTED PERSONS*

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                             TERM OF           PRINCIPAL                         IN FUND         OTHER
                                             OFFICE AND        OCCUPATION(S)                     COMPLEX         DIRECTORSHIPS
                            POSITION(S)      LENGTH OF         DURING PAST FIVE                  OVERSEEN        HELD BY
NAME, AGE AND ADDRESS       WITH TRUST       TIME SERVED       YEARS                             BY TRUSTEE      TRUSTEE
---------------------       ---------        -----------       --------------                    -----------     ------------
Edward T. Tokar, 56         Trustee          2001 to           Chief Executive                   1               D.P. Hedge
101 Columbia Road                            present           Officer, Allied Capital                           Strategies Fund,
Morristown, NJ 07962-1219                                      Management LLC and                                LLC
                                                               Vice President--Investments,                      The Topiary
                                                               Honeywell International, Inc.                     Benefit Plan
                                                                                                                 Investor Fund,
                                                                                                                 LLC
                                                                                                                 The Gabelli
                                                                                                                 Dividend &
                                                                                                                 Income Trust

Thomas C. Barry, 60         Trustee          1997 to           Founder and Principal of          1               The France
Zephyr Management, L.P.                      present           Zephyr Management, L.P.,                          Growth Fund, Inc.
320 Park Avenue                                                sponsor of specialized
New York, NY 10022                                             investment partnerships.
                                                               Founder, South Africa
                                                               Capital Growth Fund;
                                                               Founder, ZN Mexico
                                                               Trust, private equity
                                                               funds.

Charles L. Booth, Jr., 70   Trustee          1997 to           Presently retired.                1               The Bramwell
215 E. 68th Street #28E                      present                                                             Funds, Inc.
New York, NY 10021                                                                                               (2 fund portfolios)

James B. Rogers, Jr., 69    Trustee          1997 to           Author, Media Commentator         1               The Zweig Fund,
352 Riverside Drive                          present           and private investor.                             Inc.; The Zweig
New York, NY 10025                                                                                               Total Return
                                                                                                                 Fund, Inc.

Edward J. Rosenthal, 60     Trustee          1997 to           Co-founder and Vice               1               Astro
707 Westchester Avenue                       present           Chairman of Cramer                                Communications
White Plains, NY 10604                                         Rosenthal McGlynn LLC,
                                                               an investment advisory firm.

----------------------
* not "interested persons" (as defined in the 1940 Act)

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------


BOARD OF TRUSTEES/OFFICERS (UNAUDITED) (CONTINUED)

Interested Persons+ and Officers

                                                                                               NUMBER OF
                                                                                               PORTFOLIOS IN
                                              TERM OF          PRINCIPAL                       FUND              OTHER
                                              OFFICE AND       OCCUPATION(S)                   COMPLEX           DIRECTORSHIPS
                             POSITION(S)      LENGTH OF        DURING PAST FIVE                OVERSEEN          HELD BY
NAME, AGE AND ADDRESS        WITH TRUST       TIME SERVED      YEARS                           BY TRUSTEE        TRUSTEE
---------------------       ---------        -----------       --------------                  -----------       ------
John A. Levin,+ 65           Trustee, Co-     1997 to          Chairman, Chief Executive       1                 None
One Rockefeller Plaza        Chairman         present          Officer, President and
25th Floor                   and                               Director of the Investment
New York, NY 10020           President                         Adviser, BKF Capital Group,
                                                               Inc. ("BKF") and the
                                                               Distributor.

Gregory T. Rogers,+ 38       Trustee          2000 to          Executive Vice President        1                 None
One Rockefeller Plaza                         present          and Chief Operating Officer
25th Floor                                                     of the Investment Adviser.
New York, NY 10020                                             From 1994 to 2000, Mr. Rogers
                                                               was a Managing Director of
                                                               BARRAStrategic Consulting
                                                               Group.

Glenn A. Aigen, 41           Chief            1997 to          Senior Vice President and       1                 None
One Rockefeller Plaza        Financial        present          and Chief Financial Officer
25th Floor                   Officer and                       of the Investment Adviser.
New York, NY 10020           Treasurer

Norris Nissim, 37            Secretary        1997 to          Vice President and General      1                 None
One Rockefeller Plaza                         present          Counsel of the Investment
25th Floor                                                     Adviser and Distributor.
New York, NY 10020

-------------------------------
+ "interested persons" (as defined in the 1940 Act)

John A. Levin and Gregory T. Rogers are Trustees who are "interested persons" of the Trust (as defined by the 1940 Act) by virtue of their affiliations with the Investment Adviser or the Distributor.

BOARD COMMITTEES. There are two standing committees of the Board of Trustees, which are the Audit Committee and the Nominating Committee. The members of the Audit Committee are Thomas C. Barry, Charles L. Booth, James B. Rogers, Edward
J. Rosenthal and Edward T. Tokar, each of whom is an Independent Trustee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. During the fiscal year ended December 31, 2003, the Audit Committee held two meetings.

The members of the Nominating Committee are Thomas C. Barry, Charles L. Booth, Jr. and Edward J. Rosenthal, each of whom is an Independent Trustee. The Nominating Committee is responsible for nominating persons to serve in the capacity of Independent Trustee. During the fiscal year ended December 31, 2003, the Nominating Committee did not hold any meetings. The Nominating Committee does not accept shareholder recommendations.

[GRAPHIC OMITTED] Van Eck Global

                                                               [GRAPHIC OMITTED]


          Investment Adviser:      John A. Levin & Co., Inc.
                 Distributor:      LEVCO Securities, Inc.
                                   One Rockefeller Plaza, New York, NY 10020
               Administrator:      Van Eck Associates Corp.
                                   99 Park Avenue, New York, NY 10016

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees/Officers and the Fund's Proxy Voting Procedures is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.

Item 2. CODE OF ETHICS.

LEVCO Series Trust (the "Registrant"), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. For the year ended December 31, 2003, there were no amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 11(a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The Registrant does not have an audit committee financial expert at this time because none of the members of the registrant's board of trustees meets the technical definition of such an expert in Form N-CSR. The board of trustees believes that each member of the audit committee has the requisite experience and qualifications to serve on the audit committee, and that the audit committee is in compliance with Rule 32a-4 of the Investment Company Act of 1940, as amended.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $16,000 for the fiscal year ending December 31, 2003 and $28,000 for the fiscal year ending December 31, 2002.

(b) AUDIT-RELATED FEES. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in Item 4(a) were $0 for the fiscal year ending December 31, 2003 and $0 the fiscal year ending December 31, 2002.

(c) TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 for the fiscal year ending December 31, 2003 and $4,600 for the fiscal year ending December 31, 2002. These services related to the preparation of tax returns and the review of tax-related issues.

(d) ALL OTHER FEES. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0 for the fiscal year ending December 31, 2003 and $0 for the fiscal year ending December 31, 2002.

(e) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. (i) Not applicable.
(ii) The percentage of services described in each of Items 4(b) through (d) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. was 0%.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the Trust's accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for each of the last two fiscal years were $2,500 for the fiscal year ending December 31, 2003 and $4,600 for the fiscal year ending December 31, 2002. See
Item 4(c) above.

(h) Not Applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable

Item 6. [RESERVED]

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

Item 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

Item 9. SUBMISSION OF MATTERS TO A VOTE SECURITIES HOLDERS

Not Applicable.

Item 10. CONTROLS AND PROCEDURES.

(a) The Chairman and President and the Chief Financial Officer and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. EXHIBITS.

(a)(1) Code of ethics, or any amendments thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) is attached hereto.

(a)(3)    Not Applicable

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LEVCO SERIES TRUST

By: /s/ Glenn A. Aigen
    --------------------------------------------
        Glenn A. Aigen, CFO and Treasurer

Date: March 9, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John A. Levin
--------------------------------------------------------------
        John A. Levin, Chairman and President

Date: March 9, 2004

By: /s/ Glenn A. Aigen
    --------------------------------------------
        Glenn A. Aigen, CFO and Treasurer

Date: March 9, 2004